UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2024

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 W. Hill Street, Suite 400,

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Current Report on Form 8-K filed on July 31, 2024, on July 29, 2024, Verano Holdings Corp. (the “Company”) and subsidiaries of the Company entered into agreements to purchase all of the ownership interests of three subsidiaries of The Cannabist Company Holdings Inc. (“Cannabist”).

For divestiture of Cannabist’s Eastern Virginia operations, the Company entered into an equity purchase agreement (the “Virginia EPA”) with Cannabist, Verano Holdings, LLC, a subsidiary of the Company (“Virginia Buyer”), Columbia Care Eastern Virginia LLC, a subsidiary of Cannabist (“CC East Virginia”) and the members of Columbia Care Eastern Virginia LLC (the “Virginia Members”). For divestiture of the Arizona operations of Cannabist, the Company entered into (1) an equity purchase agreement (the “Organix EPA”) with Cannabist, Verano Arizona, LLC, a subsidiary of the Company (“Arizona Buyer” and together with the Virginia Buyer, the “Buyers”), 203 Organix L.L.C. (“Organix”), CC VA HoldCo LLC and Columbia Care-Arizona, Prescott, L.L.C. (the “Arizona Member”) and (2) an equity purchase agreement (the “SWC EPA” and together with the Virginia EPA and the Organix EPA, the “Agreements”) with Cannabist, the Arizona Buyer, Salubrious Wellness Clinic, Inc. (“SWC”), the members of SWC (the “SWC Members”) and CC VA HoldCo LLC.

On August 16, 2024, (the “AZ Closing Date”) and August 21, 2024 (the “VA Closing Date,” and together with the AZ Closing Date, the “Closing Dates”), and pursuant to the Agreements, the Buyers acquired all issued and outstanding equity of (i) CC East Virginia from the Virginia Members, in the case of the Virginia Buyer, (ii) Organix from the Arizona Member, in the case of the Arizona Buyer, and (iii) SWC from the SWC Members, in the case of the Arizona Member.

Pursuant to the Virginia EPA, the Virginia Buyer purchased all of the issued and outstanding equity interests of CC East Virginia from the Virginia Members for total consideration of $90 million, subject to adjustments as set forth in the Virginia EPA (the “Virginia Closing Consideration”). On the VA Closing Date, the Virginia Members received their pro rata portion of the Virginia Closing Consideration, consisting of: $20 million in cash and $40 million of Class A subordinate voting shares of the Company (the “Shares”). In addition, the Virginia Buyer issued a $30 million promissory, subject to adjustment, to the Virginia Members (the “Promissory Note”). The Promissory Note bears interest at a rate of 7% per annum, beginning on the VA Closing Date, through maturity on the two-year anniversary of the VA Closing Date. The Promissory Note is payable in monthly payments of $1.75 million for the first 12 months, and $750,000 for the remaining months.

The principal amount of the Promissory Note is subject to adjustment for cash, working capital (as compared to a target), indebtedness, and transaction expenses and payments of CC East Virginia. The Promissory Note may be prepaid by the Virginia Buyer at any time, without premium or penalty. The Promissory Note contains customary events of default, upon which Cannabist, on behalf of the Virginia Members, may declare all amounts outstanding under the Promissory Note due.

Pursuant to the Organix EPA, the Arizona Buyer purchased all of the issued and outstanding equity interests of Organix from the Arizona Member for total consideration of $9.9 million, payable in cash, subject to adjustment as described in the Organix EPA. Pursuant to the SWC EPA, the Arizona Buyer purchased all of the issued and outstanding equity interests of SWC from the SWC Members for total consideration of $5.1 million, payable in cash, subject to adjustment as described in the SWC EPA.

Item 2.01 of this Current Report on Form 8-K contains only brief descriptions of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to each of the Virginia EPA, the Promissory Note, the Organix EPA and the SWC EPA. Such descriptions are qualified in their entirety by reference to the full text of the Virginia EPA, the Promissory Note, the Organix EPA and the SWC EPA, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed on the Current Report on Form 8-K filed on July 31, 2024, the Virginia EPA contemplated the issuance of the Promissory Note on the VA Closing Date. On the VA Closing Date, the Virginia Buyer issued the Promissory Note to the Virginia Members. The information disclosed under Item 1.01 of this Current Report on Form 8-K as it relates to the Promissory Note is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02	Unregistered Sales of Equity Securities.

As previously disclosed on the Current Report on Form 8-K filed on July 31, 2024 the Virginia EPA contemplated the issuance of the Shares to the Virginia Members. On the VA Closing Date, the Company issued $40 million of Shares to certain of the Virginia Members. The information disclosed under Item 1.01 of this Current Report on Form 8-K as it relates to the issuance of Shares is incorporated by reference into this Item 3.02 to the extent required herein.

The Company issued the Shares pursuant to the Virginia EPA in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) of the Securities Act and Rule 506(c) of Regulation D promulgated thereunder. No non-accredited investors received Shares. None of CC East Virginia, Cannabist or the Virginia Members will get registration rights in connection with the issuance of the Shares pursuant to the Virginia EPA.

Item 8.01	Other Events

On August 22, 2024, the Company issued a press release announcing the closing of the transactions pursuant to the Agreements. A copy of such press release is filed as Exhibit 99.1 to this report.

The information furnished under this item 8.01, including Exhibit 99.1 incorporated by reference herein, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated July 29, 2024, among Verano Holdings, LLC, Verano Holdings Corp., Columbia Care Eastern Virginia LLC and the members of Columbia Care Eastern Virginia LLC and The Cannabist Company Holdings Inc. (incorporated by reference from the Current Report on Form 8-K filed with the SEC on July 31, 2024).*
10.2	Verano Holdings, LLC Promissory Note.
10.3	Equity Purchase Agreement, dated July 29, 2024, among Verano Arizona, LLC, 203 Organix L.L.C., CC VA HoldCo LLC, Columbia Care-Arizona, Prescott, L.L.C. and The Cannabist Company Holdings Inc. (incorporated by reference from the Current Report on Form 8-K filed with the SEC on July 31, 2024).*
10.4	Equity Purchase Agreement, dated July 29, 2024, among Verano Arizona, LLC, Salubrious Wellness Clinic, Inc., CC VA HoldCo LLC, Thomas Allison, Columbia Care-Arizona, Prescott, L.L.C. and The Cannabist Company Holdings Inc. (incorporated by reference from the Current Report on Form 8-K filed with the SEC on July 31, 2024).*
99.1	Press release issued August 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of the exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: August 22, 2024	By:	/s/ Brett Summerer
	Name:	Brett Summerer
	Title:	Chief Financial Officer